UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 4, 2014

ATRM Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-22166	41-1439182
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2350 Helen Street, North St. Paul, Minnesota	55109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 770-2000

Aetrium Incorporated
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 regarding the Protective Amendment (as defined below) is incorporated into this Item 3.03 by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Name Change to “ATRM Holdings, Inc.”

On December 5, 2014, Aetrium Incorporated (the “Company”) filed a Certificate of Amendment (the “Name Change Amendment”) to its Amended and Restated Articles of Incorporation, as amended (the “Existing Charter”), with the Office of the Minnesota Secretary of State to amend the Existing Charter to change the Company’s name to “ATRM Holdings, Inc.” The Name Change Amendment was effective on December 5, 2014. The Company’s common stock continues to trade on the NASDAQ Capital Market under the symbol “ATRM.” The Company’s outstanding common stock certificates are not affected and do not need to be exchanged as a result of the Name Change Amendment.

New Charter Reflecting Name Change and Protective Amendment

On December 5, 2014, the Company filed Amended and Restated Articles of Incorporation (the “New Charter”) with the Office of the Minnesota Secretary of State to reflect the Name Change Amendment and to amend the Existing Charter to include a protective amendment designed to protect the tax benefits of the Company’s net operating loss carryforwards (the “Protective Amendment”). The Protective Amendment was approved by the Company’s shareholders at the Company’s 2014 Annual Meeting of Shareholders held on December 4, 2014 (the “Annual Meeting”), as described in more detail below.

The Protective Amendment restricts certain transfers of the Company’s common stock in order to protect the tax benefits of the Company’s net operating loss carryforwards. The Protective Amendment’s transfer restrictions generally restrict any direct or indirect transfers of the Company’s common stock that increase the direct or indirect ownership of the Company’s common stock by any Person (as defined in the Protective Amendment) from less than 4.99% to 4.99% or more of the Company’s common stock, or increase the percentage of the Company’s common stock owned directly or indirectly by a Person owning or deemed to own 4.99% or more of the Company’s common stock. Further, any direct or indirect transfer attempted in violation of the Protective Amendment will be void as of the date of the prohibited transfer as to the purported transferee. The foregoing description of the New Charter does not purport to be complete and is qualified in its entirety by reference to the full text of the New Charter, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following matters were submitted to a vote of the Company’s shareholders at the Annual Meeting held on December 4, 2014: (i) the election of six directors to serve until the Company’s 2015 Annual Meeting of Shareholders and until their successors are duly elected and qualify; (ii) the ratification of the appointment of Boulay PLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; (iii) a non-binding advisory resolution to approve the compensation of the Company’s named executive officers; (iv) the approval of the Protective Amendment; (v) the approval of the Company’s Tax Benefit Preservation Plan (a shareholder rights plan) designed to protect the tax benefits of the Company’s net operating loss carryforwards; and (vi) the approval of the Company’s 2014 Incentive Plan. The number of shares of the Company’s common stock outstanding and eligible to vote as of October 14, 2014, the record date for the Annual Meeting, was 1,186,473.

Each of the matters submitted to a vote of the Company’s shareholders at the Annual Meeting was approved by the requisite vote of the Company’s shareholders. Set forth below is the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, including a separate tabulation with respect to each nominee for director, as applicable:

Director Nominees	For	Withheld	Broker Non-Votes
Jeffrey E. Eberwein	625,247	7,478	402,794
Paul H. Askegaard	627,971	4,754	402,794
Morgan P. Hanlon	628,114	4,611	402,794
Alfred John Knapp, Jr.	628,095	4,630	402,794
Daniel M. Koch	628,040	4,685	402,794
Galen Vetter	628,095	4,630	402,794

Proposal 2	For	Against	Abstain	Broker Non-Votes
Ratification of the appointment of Boulay PLLP	1,018,058	13,655	3,806	-

Proposal 3	For	Against	Abstain	Broker Non-Votes
Advisory vote on compensation of named executive officers	618,193	14,195	337	402,794

Proposal 4	For	Against	Abstain	Broker Non-Votes
Approval of the Protective Amendment	628,331	4,323	71	402,794

Proposal 5	For	Against	Abstain	Broker Non-Votes
Approval of the Tax Benefit Preservation Plan	627,646	4,448	631	402,794

Proposal 6	For	Against	Abstain	Broker Non-Votes
Approval of the 2014 Incentive Plan	607,492	24,867	366	402,794

Item 8.01. Other Events.

KBS Builders, Inc. (“KBS Builders”), a wholly-owned subsidiary of the Company, is the debtor under an unsecured promissory note, dated April 2, 2014 and amended on September 18, 2014, in the original principal amount of $5.5 million (the “KBS Note”). The KBS Note was issued as partial consideration for the acquisition by KBS Builders of assets related to the business of manufacturing, selling, and distributing modular housing units for residential and commercial use, as originally disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 4, 2014. On September 18, 2014, the KBS Note was amended to extend its maturity date from October 1, 2014 to December 1, 2014, as disclosed in the Company’s Current Report on Form 8-K filed with the SEC on September 22, 2014. The principal and interest under the KBS Note was due on December 1, 2014, and KBS Builders has not made the required payment to date. The Company is in discussions with the noteholder regarding an extension of the KBS Note and is pursuing new financing to replace the KBS Note.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements”, as such term is used within the meaning of the Private Securities Litigation Reform Act of 1995. These “forward-looking statements” are not based on historical fact and involve assessments of certain risks, developments, and uncertainties in the Company’s business looking to the future. Such forward-looking statements can be identified by the use of terminology such as “may”, “will”, “should”, “expect”, “anticipate”, “estimate”, “intend”, “continue”, or “believe”, or the negatives or other variations of these terms or comparable terminology. Forward-looking statements may include projections, forecasts, or estimates of future performance and developments. Forward-looking statements contained in this Current Report on Form 8-K are based upon assumptions and assessments that the Company believes to be reasonable as of the date hereof. Whether those assumptions and assessments will be realized will be determined by future factors, developments, and events, which are difficult to predict and may be beyond the Company’s control. Actual results, factors, developments, and events may differ materially from those the Company assumed and assessed. Risks, uncertainties, contingencies, and developments, including those discussed in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and those identified in “Risk Factors” in the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2014 and June 30, 2014 and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, could cause the Company’s future operating results to differ materially from those set forth in any forward-looking statement. There can be no assurance that any such forward-looking statement, projection, forecast or estimate contained can be realized or that actual returns, results, or business prospects will not differ materially from those set forth in any forward-looking statement. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aetrium Incorporated

Dated: December 8, 2014	By:	/s/ Paul H. Askegaard
	Name:	Paul H. Askegaard
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation.